HGS/TIGR AGREEMENT

            This Agreement, dated June 20, 1997 (the "Termination Date"), is by and between Human Genome Sciences, Inc. ("HGS"), a Delaware corporation, having its principal place of business at 9410 Key West Avenue, Rockville, Maryland, and The Institute for Genomic Research ("TIGR"), a Maryland not-for-profit corporation, having its principal place of business at 9712 Medical Center Drive, Rockville, Maryland. The parties hereby agree:

1. As of the Termination Date, the Research Services Agreement dated October 1, 1992, the Intellectual Property Agreement dated October 1, 1992, the Lease Funding Agreement and Assignment dated March 2, 1993, the HGS/TIGR Agreement of April 19, 1993 related to human cDNA sequencing, and all other agreements entered into any time prior to the Termination Date between HGS and TIGR (the "Prior Agreements") are hereby terminated in full, notwithstanding any survival provisions thereof (including Section 11.2 of the Intellectual Property Agreement and Section 13.3 of the Research Services Agreement).

2. Except as provided in the letter attached as Exhibit 1 and Section 12, as of the Termination Date, HGS shall have no further obligation to provide funding (including all research funding and lease funding) to TIGR, and TIGR hereby acknowledges that it has received all funding owed to TIGR by HGS for activities performed prior to the Termination Date.

3. TIGR hereby agrees to review within two months of the Termination Date its records and archives to insure that all sequencing data and all Information related to bioinformatics software obligated to be transferred to HGS prior to the Termination Date pursuant to the Prior Agreements have been transferred to HGS, and to warrant that all such sequencing data have been transferred. Notwithstanding TIGR's obligation to transfer such sequencing data, in the event that such sequencing data are not transferred to HGS, TIGR hereby assigns and agrees to assign all patent rights to any invention or discovery derived from the use of such sequencing data that was not so transferred.

4. TIGR and HGS will prepare mutually agreed upon press releases announcing the termination of the Prior Agreements and will prepare a mutually agreed upon Question & Answer ("Q&A") document for responding to press questions. Other than the mutually agreed upon press releases and Q&A, neither party will make any public announcement concerning the terms of this agreement or the termination of the Prior Agreements which is inconsistent with the press releases or the Q&A.

5. TIGR and HGS agree not to disparage, malign or otherwise make statements critical of the other party or its affiliates, its stockholders, officers, directors, trustees, agents, employees or representatives in public or private statements. Each party shall use its best efforts to advise its affiliates, its stockholders, officers, directors, trustees, agents, employees and representatives not to disparage, malign or otherwise make statements critical of the other party in public or private statements.

6. TIGR and HGS agree not to solicit or hire any current employee of the other for a period of two years from the Termination Date without the written consent of the other. For the purpose of this agreement, general solicitations directed to the public (e.g., advertisements in newspapers or scientific journals) shall not be considered solicitation.

7. The publishing limitations contained in the Prior Agreements relating to unpublished Information, Inventions or TIGR Material shall cease as of the Termination


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Date,  except  that TIGR shall not make  public or publish  sequencing  data for
[***] prior to [***].

8. TIGR will use its best efforts to obtain funding, and if such funding is received, to complete the sequencing of [***] and shall forward promptly the results of that sequencing (including all bioinformatics analysis) to HGS. TIGR grants and agrees to grant a non-exclusive non-cancelable, worldwide, royaltyfree right and license to make, have made, import, sell or offer to sell products under any patent rights resulting from such sequencing. TIGR agrees not to make public or publish such sequencing data until [***] or until two business days after disclosure of such results to HGS, whichever is later.

9. For a period of four years  after the  Termination  Date,  TIGR agrees not to enter  into  any  commercial  agreement,  solicit  or  receive  governmental  or not-for-profit grants, or otherwise perform any research, development, or commercial activities, in each case if such agreement, grant or activity is targeted to the sequencing or therapeutic activity of any Designated Therapeutic Protein or Related Diagnostic. For the purposes of this agreement, Therapeutic Protein shall mean a polypeptide derived from a human cDNA or a human gene or genes or any portion of such cDNA, gene or genes, which polypeptide may be useful for the treatment or prevention of a disease or disorder in humans. Related Diagnostic shall mean any product, process, substance, composition or service that is intended to predict, detect or identify a human disease or a pathologic condition in a human by determining the presence, abundance or absence of a Designated Therapeutic Protein. A Designated Therapeutic Protein is a Therapeutic Protein for which HGS has an active research, development or commercialization program and has so notified TIGR in writing. At any one time, the maximum number of Designated Therapeutic Proteins subject to the restrictions of this section shall be [***], except that any Designated Therapeutic Protein that enters clinical trials on behalf of HGS or which is at the time the subject of a specific license to a third party under a pending or issued patent for research, development or commercialization shall not be included within the maximum number of Designated Therapeutic Proteins. HGS shall also be free to name a substitute Designated Therapeutic Protein for any Therapeutic Protein already designated. In the event that (i) a Designated Therapeutic Protein is substituted for, or (ii) HGS ceases to actively research, develop or commercialize and has not licensed the Designated Therapeutic Protein to a third party (in which event HGS shall promptly so notify TIGR in writing), the restrictions of this section shall no longer apply to that Designated Therapeutic Protein. This section shall not apply to any Therapeutic Protein for which TIGR has initiated and has ongoing an active research program specifically directed to the Therapeutic Protein prior to HGS's designation to TIGR that such protein is a Designated Therapeutic Protein.

10. HGS grants to TIGR a world-wide, nonexclusive, non-cancelable, royalty-free right and license under all Inventions and Patent Rights only for the purpose of conducting research; provided, that TIGR shall not assign or otherwise transfer any or all of its interest in such license to any other person or entity without the written consent of HGS, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, TIGR shall be free to grant a sublicense (with no right for a further sublicense) to any governmental, academic or non-profit collaborator of TIGR solely for the purpose of conducting research in collaboration with TIGR. Any assignment or other transfer by TIGR in violation of this section shall be void and without effect.

11. (a) In consideration of the rights granted in Section 10 for research involving Therapeutic Proteins, TIGR agrees that, for any commercial agreement with a for-profit corporation (including a service agreement except as provided in subsection (d)) between TIGR and a third party related to the sequencing or therapeutic activity of any  Therapeutic  Protein  and in which TIGR grants or agrees to grant rights to Therapeutic  Proteins,  TIGR shall pay to HGS within thirty days of receipt:

                    (i) [***] of all monies received by TIGR from a third party for reimbursement or prepayment of research services to be performed pursuant to that commercial agreement; provided that in the event that the commercial agreement provides for a commercially reasonable allocation of the reimbursement or prepayment specifically to work associated with identifying Therapeutic Proteins, the [***] shall apply only to those amounts specifically allocated to the Therapeutic Proteins;

                    (ii) [***] of all monies received by TIGR as upfront license fees or other upfront payments; provided that in the event that the commercial agreement provides for a commercially reasonable allocation of fees or payments specifically to rights associated with Therapeutic Proteins, the [***] shall apply only to those amounts specifically allocated to the Therapeutic Proteins;

                    (iii) [***] of all milestone payments or other similar payments (other than payments described in subsection
                    (a)(i))  received  by TIGR  with  respect  to a  Therapeutic
                    Protein  Product;  and

                    (iv)  [***]  of  all  running  royalties  received  by  TIGR
                    pursuant  to  such   commercial   agreement   for  sales  of
                    Therapeutic Protein Products.

            (b) This section shall only apply to commercial agreements entered into on or before two years after the Termination Date, but shall include all monies received from such agreements regardless of when such monies are received.

            (c) A Therapeutic Protein Product shall mean a Therapeutic Protein for which a patent application is filed by TIGR, the third party or their licenses or assignees in the United States or elsewhere on or before [***] after the Termination Date.

            (d) This section shall not apply to commercial agreements that relate solely to "fee for service" contract sequencing in which TIGR retains no rights (other than a nonexclusive research license) to the sequence data generated pursuant to that agreement.

12 (a) TIGR assigns and agrees to assign all of its rights, title and interest in and to any Invention and Patent Rights to HGS, subject to the exceptions set forth below. TIGR shall not be obligated to assign to HGS any process, use, article of manufacture, composition of matter, or apparatus or corresponding patent and patent applications which were not actually or constructively reduced to practice prior to the Termination Date. Nothing in this agreement shall affect HGS's ownership interest in Inventions and corresponding Patent Rights which Inventions are conceived or actually or constructively reduced to practice prior to the Termination Date.

            (b) TIGR shall cooperate, and cause its Investigators to cooperate, with HGS in the preparation, filing, prosecution, maintenance, assignment and enforcement of any Patent Rights, and shall perform all necessary acts relating thereto, including executing, acknowledging and delivering any and all papers, documents and instruments required for effecting such prosecution, maintenance, assignment and enforcement; provided, however, that HGS shall pay all costs incurred by TIGR in complying with these requirements.

            (c) To the  extent that TIGR,  prior to the  Termination  Date,  has
            entered   into   agreements    with   agencies,    departments   or
            instrumentalities of the United States
            government and nonprofit organizations, foundations and similar organizations (including but not limited to American Heart Association, the Muscular Dystrophy Association and similar organizations) ("Organizations") for funding of research at TIGR which prevents TIGR from assigning all rights, title and interest to HGS in and to Inventions and Patent Rights which result from such funding (each agreement an "Organization Agreement" and each such invention and patent right an "Organization Invention" and "Organization Patent Right", respectively), TIGR grants to HGS and HGS accepts from TIGR a world-wide, non-cancelable right and license to make, have made, use and sell or have sold on its behalf any product, process, machine, apparatus or article of manufacture or composition, including the right to sublicense to third parties, pursuant to the terms and conditions of this agreement, under any Organization Invention or Organization Patent Right in which ownership must be retained by TIGR or in which the Organization does not permit ownership to be retained by HGS pursuant to any Organization Agreement. This license is granted to the extent permitted under United States law and is exclusive except as provided in Section 10 and except as to the United States government or other Organization, which may retain a comparable non-exclusive royalty free license under such Organization Inventions and Organization Patent Rights. HGS at its cost and expense shall file, prosecute and maintain Organization Patent Rights licensed under this section.

            (d) HGS shall pay to TIGR a running royalty of [***] of net sales of any product sold by HGS which is covered by a granted claim of Organization Patent Right licensed to HGS under subsection (c) above. HGS shall pay to TIGR the lesser of (i) [***] of the running royalties received from a sublicensee for sale of product covered by a granted claim of Organization Patent Right licensed to HGS or (ii) [***] of the net sales of a product sold by a sublicensee which is covered by a granted claim of Organization Patent Right licensed to HGS. In the event that HGS is obligated to pay a royalty for a product to a party other than an Affiliate ("Other Party Royalty") for which product a royalty is also owed to TIGR, then [***] of such Other Party Royalty shall be fully creditable against [***] of the royalty owed to TIGR under this section.

13. Subject to Section 12(d), TIGR grants to HGS a royalty-free, worldwide, non-cancelable, non-exclusive right and license to use and to transfer to third parties Information and TIGR Material. Nothing in this Agreement shall affect TIGR's ownership interest in Information and TIGR Material. TIGR shall not be obligated to provide to HGS, and HGS shall not have any license rights with respect to any data, formulas, know-how, process information or other information or any material, substance, composition, or biological material discovered, produced or derived by TIGR on or after the Termination Date.

14. HGS shall not assign ownership to Patent Rights obtained from TIGR under this Agreement or the Prior Agreements to another entity without the written consent of TIGR, which shall not be unreasonably denied or delayed, except such consent shall not be required: (i) where such assignment is in conjunction with a transfer of substantially all of the assets of HGS to an entity who is not an Affiliate of HGS, or (ii) where such assignment is to an Affiliate that is a wholly owned subsidiary of HGS. For the purposes of this Section, the granting of a non-exclusive or exclusive license under Patent Rights shall not be an assignment unless all or substantially all of the Patent Rights obtained from TIGR are licensed in one transaction or a series of related transactions to another entity.

15. HGS has disclosed, and may disclose in the future, to TIGR and Investigators proprietary and confidential technology, inventions, technical information, biological materials and the like which are owned or controlled by HGS or which HGS is obligated to maintain in confidence and which are designated by HGS as confidential ("HGS Confidential Information"). Such HGS Confidential Information specifically includes the identity of any Designated Therapeutic Protein and Related Diagnostic. Except as otherwise provided in this Agreement, TIGR agrees to retain such HGS Confidential Information in confidence and not to disclose any such HGS Confidential Information to a third party, so long as such information remains confidential, without the prior written consent of HGS. The obligations of TIGR pursuant to this section hereof shall not apply to HGS Confidential Information that:

          (a) is known to TIGR or generally known to the public prior to its disclosure hereunder; or

          (b) becomes known to the public by some means other than a breach of this Agreement, including publication and/or laying open to inspection of any patent applications or patents; or

          (c) is disclosed to TIGR by a third party having a lawful right to make such disclosure, and who is not under any obligation of confidentiality to HGS.

16. HGS agrees not to disclose to a third party Information, Inventions and TIGR Material disclosed to HGS by TIGR or an Investigator, except under an obligation of confidentiality. HGS's obligation under this section with respect to any Information, Inventions or TIGR Material shall terminate one (1) year after disclosure thereof to HGS. The foregoing obligation shall not apply to any Information, TIGR Material or Invention which:

          (a) is known to HGS or generally known to the public prior to its disclosure hereunder; or

          (b) becomes known to the public by some means other than a breach of this Agreement, including publication and/or laying open to inspection of any patent applications or patents; or

          (c) is disclosed to HGS by a third party having a lawful right to make
          such   disclosure,   and  who  is  not   under   any   obligation   of
          confidentiality to TIGR.

17. Each party shall notify the other upon receiving notice of any claim, lawsuit or other proceeding relating to a product or process that incorporates or is manufactured by use of an Invention, Information, TIGR Material, or Patent Right. HGS agrees that it will indemnify and hold harmless TIGR and all Investigators, and other members, researchers, employees, officers and trustees of TIGR, and each of them (each an "Indemnified Party") from and against any and all third party claims, causes of action and costs (including attorney's fees and costs of appearing as witnesses or otherwise preparing to defend any such claim or cause of action) of any nature made or lawsuits or other proceedings filed or otherwise instituted against any Indemnified Party or Parties arising out of the design, manufacture, sale or use of any such product or process by any individual or entity; provided, however, that HGS shall not indemnify any Indemnified Party from or against any claims, causes of action or costs that result from the gross negligence or willful misconduct of such Indemnified Party (except to the extent that any act of patent infringement is by its terms considered willful, in which case HGS shall indemnify any Indemnified Party). HGS also will assume responsibility for all costs and expenses relating to such claims and lawsuits for which it is obligated to indemnify any Indemnified Party or Parties pursuant to this section including, but not limited to, the payment of all attorney's fees and costs of litigation or other defenses. TIGR shall promptly notify HGS of any such claim. HGS may elect to assume the defense of any claim, lawsuit, or other proceeding identified in this section, but TIGR and/or any Indemnified Party may retain additional counsel and assume the defense of such suit if (i) HGS specifically authorizes the retaining of such counsel and assumption of such defense or (ii) TIGR or any Indemnified Party has been advised by counsel that one or more legal defenses may be available to it which may not be available to HGS, in which case HGS shall not be entitled to assume the defense of such suit, notwithstanding its obligation to bear the fees and expenses of counsel to TIGR or any Indemnified Party. In the event that any Indemnified Party elects to assume the defense of any suit and retain counsel as permitted herein, in no event shall HGS be responsible for the fees and expenses of more than one additional counsel for each such Indemnified Party. Subject to the foregoing, HGS shall have the right to control the defense, settlement or compromise of any claim which is indemnified hereunder.


18. Except as otherwise provided, this Agreement shall not be assignable by either of the parties without the prior written consent of the other party which consent shall not be unreasonably withheld or delayed, except that HGS may assign this Agreement without the consent of TIGR (i) with a transfer to an entity other than an Affiliate of all or substantially all the business to which this Agreement relates or (ii) to a wholly owned subsidiary. Any assignment in violation of this section shall be void and without effect.

19. Subject to the limitations on assignment set forth herein, this Agreement shall be binding upon and inure to the benefit of said successors in interest and assigns of HGS and TIGR. Any such successor or assignee of a party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said party.

20. Each party, on its own behalf and on behalf of its affiliates, stockholders, directors, trustees, officers, agents, employees, representatives, successors, predecessors and assigns, hereby waives, releases and forever discharges the other party and its affiliates, stockholders, directors, trustees, officers, agents, employees, representatives, successors, predecessors and assigns from any and all claims, actions, causes of action, suits, demands, rights, damages, and costs, of any kind or nature, ("Claims") relating to or arising from the Prior Agreements or the other party's performance or non-performance of the Prior Agreements. Without limiting the generality of the foregoing, said release shall apply to Claims (i) whether or not they were asserted or could have been asserted prior to or after the Termination Date , or (ii) that arose under contract, tort or otherwise, at law or in equity.

21. Except for the letters attached hereto as Exhibits 1 and 2, this Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings relating to such subject matter. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

22.         The following definitions shall apply to this agreement:

            (a) "Affiliate" as applied to HGS shall mean any company, partnership, joint venture, trust, or other legal entity or organization, in whatever country organized, that controls, is controlled by, or is under common control with HGS. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of management and policies whether through the ownership of voting securities, by contract or otherwise. For the purposes of this Agreement, Plant and Animal Genome Sciences, Inc. shall be considered an Affiliate of HGS.


            (b) "Course of Work for TIGR" shall mean (i) in the performance of scientific or technological work for or on behalf of TIGR or (ii) using the time, materials or facilities of TIGR.

            (c) "Information" shall mean any data, formulas, know-how, process information, or other information that is produced by an Investigator in the Course of Work for TIGR prior to the Termination Date.

            (d) "TIGR Material" shall mean any material, substance, composition, or biological material, that is discovered, produced or derived by an Investigator in the Course of Work for TIGR prior to the Termination Date.

            (e) "Invention(s)" shall mean any process, use, article of manufacture, composition of matter, or apparatus, whether or not patentable, that is conceived or first actually or constructively reduced to practice by an Investigator in the Course of Work for TIGR prior to the Termination Date.

            (f) "Investigator" means (i) any member of TIGR's professional staff or employee who is involved in scientific or technological work or who may be reasonably expected to develop Information, Inventions, or TIGR Material or (ii) a person who works at TIGR and is involved in scientific or technological work or is reasonably expected to develop Information, Inventions or TIGR Material or (iii) any person who performs scientific or technological work for or on behalf of TIGR.

            (g) "Patent Right(s)" shall mean any United States patent application, including any division, continuation, or continuation-in-part thereof, and any foreign patent application or the equivalent thereof, and any Letters Patent or the equivalent thereof issuing thereon, and any reissue, re-examination or extension thereof, insofar as it contains, represents, or asserts one or more claims to an Invention.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf, effective as of June 24, 1997.


HUMAN GENOME SCIENCES, INC.                     THE INSTITUTE FOR GENOMIC
                                                RESEARCH

By: /s/  Melvin D. Booth                        By: /s/ J. Craig Venter
    --------------------------                      ----------------------------
Name:    Melvin D. Booth                        Name:   J. Craig Venter

Title:   President & COO                        Title:  President & CEO

    9712 MEDICAL CENTER DRIVE, ROCKVILLE, MARYLAND 20850
    (301) 838-0200
    (301) 838-0208 Fax

                                  June 20,1997
HUMAN GENOME SCIENCES, INC.
9410 Key West Avenue
Rockville, Maryland 20850

          Re: Equipment Leases with Dominion Ventures, Inc. dated January 31, 1993 and Comdisco, Inc. dated January 31, 1993

Gentlemen:

     In conjunction with the agreement entered into by The Institute for Genomic Research ("TIGR") and Human Genome Sciences, Inc. ("HGS") dated June 20, 1997, this letter sets forth the agreement between TIGR and HGS concerning two existing leases for equipment identified above, one between TIGR and Dominion Ventures, Inc. ("Dominion") and the other between TIGR and Comdisco, Inc. ("Comdisco") (each a "Lease Agreement").

     HGS agrees that it shall reach agreement with Dominion on a purchase price for the equipment subject to the Dominion lease and pay such price and related costs assessed by Dominion in full, so as to provide TIGR with full ownership of such equipment. If HGS shall fail to reach agreement with Dominion for any reason, HGS shall deliver to TIGR's facility, prior to the removal of such equipment by Dominion under the Lease Agreement, other equipment of like quality, usefulness and value reasonably satisfactory to TIGR which shall be owned by TIGR and the purchase price therefor paid by HGS.

     HGS agrees that it shall pay to TIGR on or before the 1st day of each calendar quarter ("Payment Date(s)"), any payments from and including such Payment Date to and excluding the next Payment Date and any applicable taxes, fees or charges other than personal property taxes due under the Comdisco Lease Agreement and consent to and pay a purchase price for the equipment subject to the Comdisco Lease Agreement at the end of the initial term of the Comdisco Lease Agreement or earlier, or to deliver to TIGR's facility, prior to the removal of such equipment by Comdisco under the Lease Agreement, other equipment of like quality, usefulness and value reasonably satisfactory to TIGR which shall be owned by TIGR and the purchase price therefor paid by HGS.

  June 20, 1997
  Page 2

     At the request of HGS, TIGR has not made lease payments owed to Dominion since the payment made for the month of February 1997, (nor has HGS paid TIGR funds necessary to do so) for HGS' benefit in its on-going negotiations to reach a mutually agreeable purchase price with Dominion. As you know, Dominion has threatened TIGR with legal action to recover the payments and other costs, and TIGR has continued not to pay lease payments at HGS' request. HGS agrees that it will indemnify and hold harmless TIGR from and against any and all claims, causes of action and costs (including attorney's fees and costs of appearing as witnesses or otherwise preparing to defend any such claim or cause of action) of any nature made or lawsuits or other proceedings filed or otherwise instituted against TIGR arising out of the Lease Agreements, including without limitation, any action brought by Dominion against TIGR for nonpayment under the Lease Agreement and any action or claims brought by Comdisco in the future; provided, however, that HGS shall not indemnify TIGR from or against any claims, causes of action or costs that result from the gross negligence or willful misconduct of TIGR (provided that TIGR's failure to pay lease payments under the Dominion Lease Agreement shall not be considered willful for this purpose). HGS agrees to assume the responsibility for all costs and expenses relating to such claims and lawsuits for which it is obligated to indemnify TIGR, including, but not limited to, the payment of all attorney's fees and costs of litigation.or other defenses.


                                           Sincerely,

                                           /s/ J. Craig Venter
                                           President/Director

Accepted and agreed:

  HUMAN GENOME SCIENCES, INC.

  By:  /s/ Melvin D. Booth
      -------------------------
  Name:  Melvin D. Booth
  Title: President & COO
  Date:  6/20/97

    9712 MEDICAL CENTER DRIVE, ROCKVILLE, MARYLAND 20850
    (301) 838-0200
    (301) 838-0208 FAX

                                  June20, 1997
HUMAN GENOME SCIENCES, INC.
9410 Key West Avenue
Rockville, Maryland 20850

Gentlemen:

     In conjunction with the agreement entered into by The Institute for Genomic Research ("TIGR") and Human Genome Sciences, Inc. ("HGS") dated June 20, 1997, this letter sets forth the agreement between TIGR and HGS concerning assignment of rights received by HGS from third parties collaborating with TIGR under certain agreements entered into by or among TIGR, such third parties and HGS, which agreements are listed in an Attachment to this letter ("Collaboration Agreement(s)").

     HGS hereby assigns to TIGR any and all rights, title and interest HGS has under Collaboration Agreements to any and all data, formulas, information, software, materials, compositions, substances and other results of the Collaboration Agreements conceived or actually or constructively reduced to practice or otherwise discovered, produced or derived on or after June 20, 1997, and any and all intellectual property rights thereto, including but not limited to copyrights, patents, patent applications, or other rights however described in the Collaboration Agreements (collectively, "Assigned Technology").

     Nothing in this letter shall affect HGS' rights with respect to research results covered under the Collaboration Agreements, and corresponding patents and patent applications, which results are conceived or actually or constructively reduced to practice prior to June 20, 1997.

     If this assignment is effective only upon the consent of the third party, then TIGR, at its election, may seek to obtain the consent of the third party or request HGS to waive any rights it may have in Assigned Technology. If requested to do so by TIGR, HGS agrees promptly to execute appropriate documentation to effectuate such a waiver.

     HGS also agrees that it will not enforce, and hereby waives its rights under, any publishing limitations contained in any Collaboration Agreement, inculding any provisions that require a delay upon disclosures of research

  June 20, 1997
  Page 2

results, provide for advanced review by HGS of any manuscripts describing research covered by the Collaboration Agreement, or grant to HGS the right to delete any portions of such manuscripts before publication.

     In the event an agreement that is similar to those listed in the Attachment, but not included therein, comes to the attention of the parties, then, subject to confirmation by each party, the Attachment will be amended to include that agreement as a Collaboration Agreement.

                                          Sincerely,

                                          /s/ J. Craig Venter
                                          President/Director

  Attachment


  Accepted and agreed:

  HUMAN GENOME SCIENCES, INC.

  By: /s/ Melvin D. Booth
      -------------------------
  Name  Melvin D. Booth
  Title: President & COO
  Date  6/20/97

                                                            EXHIBIT 2 ATTACHMENT

                       THE INSTITUTE FOR GENOMIC RESEARCH
                            COLLABORATION AGREEMENTS

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